SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


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                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


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    Date of Report (Date of Earliest Event Reported): January 20, 1998


                          ETS INTERNATIONAL, INC.
          (Exact name of Registrant as specified in its charter)


          Virginia            00019678           54-1414643
        (State or other      (Commission      (IRS Employer
        jurisdiction of      File Number)     Identification No.)
        incorporation)


           1401 Municipal Road, NW
           Roanoke, Virginia                          24012
     (Address of principal executive offices)       (Zip Code)


    Registrant's telephone number, including area code: (540) 265-0004


                              Not Applicable
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       (Former name or former address, if changed since last report)
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      Item 5.    Other Events
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      On January 20, 1998, ETS International, Inc. (the "Company") announced that, as part of a management reorganization, James B. Quarles has been elected President and Chief Executive Officer of the Company. John D. McKenna, former President, will remain Chairman of the Board of the Company.

      Mr. Quarles was formerly employed by the Company as its Senior Vice President. Since departing the Company, he has been President and Chairman of Q Enterprises, Inc., a firm which invests in socially-responsible businesses.

      In addition, Navin D. Sheth, the Chief Operating Officer of ETS Water and Waste Management Inc., a wholly owned subsidiary of the Company, was appointed Chief Financial Officer of the Company.

      The management reorganization reflects the Company's intent to focus on its infrastructure lines of business and de-emphasize its environmental products and services.







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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ETS INTERNATIONAL, INC.



                                  By s/James B. Quarles
                                     -------------------------------
                                       James B. Quarles
                                       President and Chief Executive
                                       Officer

Date: January 21, 1998
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